Exhibit 10.3

Prepared by and

after recording return to:

Frost Brown Todd LLC

2101 Cedar Springs Road, Suite 900

Dallas, Texas 75201

Attention: Ed McQueen

MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

By

INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation

(“MORTGAGOR”)

to

MAPLEMARK BANK

(“LENDER”)

Property Address: 28411 Race Track Road, Bonita Springs, FL 34135

Property County: Lee

DOCUMENTARY STAMP TAX IN THE AMOUNT OF $__________.00 AND INTANGIBLES TAX IN THE AMOUNT OF $__________.00 HAVE BEEN PAID UPON RECORDATION OF THIS MORTGAGE BASED ON THE MAXIMUM PRINCIPAL AMOUNT OF $__________.00.

MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING

This MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING made effective as of June 6, 2022 (the “Mortgage”), is executed by INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation (the “Mortgagor”), to and for the benefit of MAPLEMARK BANK, its designee, successors and assigns (the “Lender”).

RECITALS:

A.         Pursuant to the terms and conditions contained in that certain Promissory Note dated as of even date herewith evidencing the Loan, executed by Mortgagor and made payable to the order of the Lender (as amended, restated or replaced from time to time, the “Note”), the Lender has agreed to loan to the Mortgagor the aggregate principal amount of $2,680,000 (the “Loan”) being due on the maturity date set forth in the Note (the “Maturity Date”), except as may be accelerated or extended pursuant to the terms hereof, of the Note or of any other document or instrument now or hereafter given to evidence or secure the payment of the Note or delivered to induce the Lender to disburse the proceeds of the Loan (the Note together with the Loan Agreement (as hereinafter defined) and such other documents delivered in connection with the Loan, as amended, restated or replaced from time to time, being collectively referred to herein as the “Loan Documents”).

B.         Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in that certain Loan Agreement dated of even date herewith executed by Mortgagor and Lender (the “Loan Agreement”), which is one of the Loan Documents.

C.         A condition precedent to the Lender’s extension of the Loan to the Mortgagor is the execution and delivery by the Mortgagor of this Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor agrees as follows:

AGREEMENTS:

The Mortgagor hereby mortgages, grants, assigns, remises, releases, warrants and conveys to the Lender, its successors and assigns, and grants a security interest in, the following described property, rights and interests (referred to collectively herein as the “Property”), all of which property, rights and interests are hereby pledged primarily and on a parity with the Real Estate (as defined below) and not secondarily:

(a)    All of Mortgagor’s right, title and interest in and to the real estate in which Mortgagor has a fee simple interest, situated in Lee County, State of Florida and legally described on Exhibit A attached hereto and made a part hereof (the “Real Estate”);

(b)    All improvements of every nature whatsoever now situated on the Real Estate or hereafter constructed (including, without limitation, all improvements contemplated by the Loan Documents), and all fixtures and personal property of every nature whatsoever now or hereafter owned by the Mortgagor and located on, or used in connection with the Real Estate or the improvements thereon, or in connection with any construction thereon, including all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing and all of the right, title and interest of the Mortgagor in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by the Mortgagor or on its behalf (collectively, the “Improvements”);

(c)    All easements, rights of way, gores of real estate, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way now or hereafter belonging, relating or appertaining to the Real Estate, and the reversions, remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of the Mortgagor of, in and to the same;

(d)    All rents, revenues, issues, profits, proceeds, income, royalties, Letter of Credit Rights (as defined in the Uniform Commercial Code in effect in Florida from time to time (the “Code”) in effect from time to time), escrows, deposits (including, without limitation, purchase deposits and security deposits), impounds, reserves, tax refunds and other rights to monies from the Property and/or the businesses and operations conducted by the Mortgagor thereon, to be applied against the Obligations (as hereinafter defined); provided, however, that the Mortgagor, so long as no Event of Default (as hereinafter defined) has occurred hereunder, may collect rent as it becomes due, but not more than one (1) month in advance thereof (excluding last month’s rent and any security deposits expressly required under such Lease);

(e)    All interest of the Mortgagor in all leases now or hereafter on the Property, whether written or oral (each, a “Lease”, and collectively, the “Leases”), together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to the Mortgagor to collect the rentals under any such Lease;

(f)    All fixtures and articles of personal property now or hereafter owned by the Mortgagor and forming a part of or used in connection with the Real Estate or the Improvements or the business operations conducted thereon, including, but without limitation, any and all air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, bidets, boilers, bookcases, cabinets, carpets, computer hardware and software used in the operation of the Property, coolers, credit card processing equipment, curtains, dehumidifiers, disposals, doors, drapes, dryers, ducts, dynamos, electronic point of sale systems, elevators, engines, equipment, escalators, exercise equipment, fans, fittings, floor coverings, furnaces, furnishings, furniture, gasoline dispensers, tank monitoring equipment, leak detection systems, hardware, heaters, humidifiers, incinerators, lighting, machinery, motors, ovens, pipes, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, screens, security systems, shades, shelving, sinks, sprinklers, stokers, stoves, toilets, ventilators, wall coverings, washers, windows, window coverings, wiring, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Real Estate or the Improvements in any manner; it being mutually agreed that all of the aforesaid property owned by the Mortgagor and placed on the Real Estate or the Improvements, so far as permitted by law, shall be deemed to be fixtures, a part of the realty, and security for the Obligations; notwithstanding the agreement hereinabove expressed that certain articles of property form a part of the realty covered by this Mortgage and be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective and that any of said articles may constitute Goods (as defined in the Code), this instrument shall constitute a security agreement, creating a security interest in such goods, as collateral, in the Lender, as a Secured Party, and the Mortgagor, as Debtor, all in accordance with the Code;

(g)    All of the Mortgagor’s interests in General Intangibles (as defined in the Code), including Payment Intangibles and Software (each as defined in the Code) now owned or hereafter acquired and related to the Property, including, without limitation, all of the Mortgagor’s right, title and interest in and to: (i) all agreements, licenses, permits and contracts, including, but without limitation, any and all dealer lease and supply agreements, commission marketing agreements, retail contract operation agreements and any riders and related agreements, leases, licenses and/or other agreements in favor of third party ATM service providers, all licenses and permits for any underground storage tanks, any conditional use permits, liquor and beverage licenses and any vendor service agreements, to which the Mortgagor is or may become a party and which relate to the Property; (ii) all obligations and indebtedness owed to the Mortgagor thereunder; (iii) all intellectual property related to the Property; and (iv) all choses in action and causes of action relating to the Property;

(h)    All of the Mortgagor’s accounts now owned or hereafter created or acquired as relate to the Property and/or the businesses and operations conducted thereon, including, without limitation, all of the following now owned or hereafter created or acquired by the Mortgagor: (i) Accounts (as defined in the Code), contract rights, book debts, notes, drafts, and other obligations or indebtedness owing to the Mortgagor arising from the sale, lease or exchange of goods or other property and/or the performance of services; (ii) the Mortgagor’s rights in, to and under all purchase orders for goods, services or other property; (iii) the Mortgagor’s rights to any goods, services or other property represented by any of the foregoing; (iv) monies due or to become due to the Mortgagor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of the Mortgagor); (v) Securities, Investment Property, Financial Assets and Securities Entitlements (each as defined in the Code); (vi) proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing; and (vii) all warranties, guarantees, permits and licenses in favor of the Mortgagor with respect to the Property, including without limitation, any liquor license; and (viii) all documents, permits, plans and specifications in favor of the Mortgagor related to the construction on the Property; and

(i)    All proceeds of the foregoing, including, without limitation, all judgments, awards of damages and settlements hereafter made resulting from condemnation proceeds or the taking of the Property or any portion thereof under the power of eminent domain, any proceeds of any policies of insurance, maintained with respect to the Property or proceeds of any sale, option or contract to sell the Property or any portion thereof.

TO HAVE AND TO HOLD the Property, unto the Lender, its successors and assigns, forever, for the purposes and upon the uses herein set forth together with all right to possession of the Property after the occurrence of any Event of Default; the Mortgagor hereby RELEASING AND WAIVING all rights under and by virtue of the homestead or any other exemption laws of the State of Florida.

FOR THE PURPOSE OF SECURING: (i) the payment of the Loan and all interest, late charges, prepayment premium, if any, and other indebtedness evidenced by or owing under the Note, any of the other Loan Documents, together with any extensions, modifications, renewals or refinancings of any of the foregoing; (ii) the performance and observance of the covenants, conditions, agreements, representations, warranties and other liabilities and obligations of the Mortgagor or any other obligor to or benefiting the Lender which are evidenced or secured by or otherwise provided in the Note, this Mortgage or any of the other Loan Documents; and (iii) the reimbursement to the Lender of any and all sums incurred, expended or advanced by the Lender pursuant to any term or provision of or constituting additional indebtedness under or secured by this Mortgage or any of the other Loan Documents, with interest thereon as provided herein or therein (collectively, the “Obligations”).

IT IS FURTHER UNDERSTOOD AND AGREED THAT:

1.    Title.

The Mortgagor represents, warrants and covenants that (a) the Mortgagor is indefeasibly seized of the Real Estate in fee simple, free and clear of all liens and encumbrances, except those liens and encumbrances in favor of the Lender and as otherwise described on Exhibit B attached hereto and made a part hereof (the “Permitted Exceptions”); (b) Mortgagor has the right at all times to peaceably and quietly enter upon, hold, occupy and enjoy the Property; (c) the Mortgagor has legal power and authority to mortgage and convey Mortgagor’s interest in and to the Property; and (d) that this Mortgage constitutes a valid first priority mortgage and lien on the Property.

2.    Maintenance. Repair, Restoration, Prior Liens, Parking.

The Mortgagor covenants that, so long as any portion of the Obligations remains unpaid, the Mortgagor will in accordance with the terms of the Loan Agreement:

(a)    promptly repair, restore or rebuild any Improvements now or hereafter on the Property which may become damaged or be destroyed to a condition substantially similar to the condition immediately prior to such damage or destruction, whether or not proceeds of insurance are available or sufficient for the purpose;

(b)    keep the Property in good condition and repair, without waste, and free from construction, mechanics’, materialmen’s or like liens or claims or other liens or claims for lien (subject to the Mortgagor’s right to contest liens as permitted by the terms of Section 28 hereof);

(c)    pay when due the Obligations in accordance with the terms of the Note and the other Loan Documents and duly perform and observe all of the terms, covenants and conditions to be observed and performed by the Mortgagor under the Note, this Mortgage and the other Loan Documents;

(d)    pay when due any indebtedness which may be secured by a permitted lien or charge on the Property on a parity with, superior to or inferior to the lien hereof, and upon request exhibit satisfactory evidence of the discharge of such lien to the Lender (subject to the Mortgagor’s right to contest liens as permitted by the terms of Section 28 hereof);

(e)    complete within a reasonable time, giving due consideration for acts of God, labor strikes or the unavailability of materials beyond the reasonable control of Mortgagor, any Improvements now or hereafter in the process of erection upon the Property as contemplated by the Loan Documents;

(f)    comply with all requirements of law, municipal ordinances or restrictions and covenants of record with respect to the Property and the use thereof;

(g)    obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Mortgage, including without limitation, the current and valid maintenance of any liquor license Mortgagor obtains from the Florida Division of Alcoholic Beverages and Tobacco;

(h)    make no material alterations in the Property or demolish any portion of the Property without the Lender’s prior written consent which shall not be unreasonably withheld, except as required by law or municipal ordinance and except as provided in the Loan Agreement;

(i)    suffer or permit no change in the use or general nature of the occupancy of the Property, without the Lender’s prior written consent which may be withheld in its sole discretion;

(j)    pay when due all operating costs of the Property;

(k)    not initiate or acquiesce in any zoning reclassification with respect to the Property, without the Lender’s prior written consent which may be withheld in its sole discretion;

(l)    provide and thereafter maintain adequate parking areas within the Property as may be required by law, ordinance or regulation (whichever may be greater), together with any sidewalks, aisles, streets, driveways and sidewalk cuts and sufficient paved areas for ingress, egress and right-of-way to and from the adjacent public thoroughfares necessary or desirable for the use thereof;

(m)    comply, and shall cause the Property at all times to be operated in compliance, with all applicable federal, state, local and municipal environmental, health and safety laws, statutes, ordinances, rules and regulations, including, without limitation, Mortgagor shall (i) ensure, and cause each of its subsidiaries to ensure, that no person who owns twenty percent (20.00%) or more of the equity interests in the Mortgagor, or otherwise controls the Mortgagor or any of its subsidiaries is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“QFAC”), the Department of the Treasury or included in any Executive Orders, (ii) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (iii) comply, and cause each of its subsidiaries to comply, with all applicable Lender Secrecy Act (“BSA”) laws and regulations, as amended; and

(n)    maintain or cause to be performed in all material respects all of the covenants, agreements, terms, conditions and provisions on its part to be kept, observed and performed under the Leases; shall require each tenant under the Leases to keep, observe and perform all of the covenants, agreements, terms, conditions and provisions on their part to be kept, observed or performed under the Leases; and shall not suffer or permit any breach or default to occur with respect to the foregoing. Mortgagor further covenants and agrees that Mortgagor will not, without the prior written consent of Lender, in each instance: (i) accept or collect the Rent (as defined in Section 38) under any Lease more than one month in advance of the due date thereof unless disclosed in writing to Lender in advance (excluding last month’s rent and any security deposits expressly required under such Lease); (ii) discount, forgive, encumber or assign the Rents or any part thereof or any Lease or any interest therein; (iii) amend or modify the terms of any Lease, provided, however, that Mortgagor may amend or modify the terms of any Lease so long as any modification does not shorten the term of any Lease, does not decrease the amount of Rent paid under any Lease and does not decrease the frequency of Rent payments under any Lease; (iv) subordinate any Lease to any mortgage or other encumbrance; (v) consent to any assignment of or subletting under any Lease; (vi) cancel or terminate any Lease or accept a surrender thereof; or (vii) release any guarantor or surety of any tenant’s obligations under any of the Leases. Any of the foregoing acts, if done without the prior written consent of Lender in each instance, shall be null and void. Mortgagor covenants and agrees to furnish to Lender: (i) a complete list, as of the date of such request, of all existing Leases and the Rents payable thereunder, and providing such further detail as Lender may request; (ii) executed or certified copies of all existing Leases and any modifications or amendments thereto; and (iii) specific, separate assignments of any future Leases duly executed and acknowledged by Lender.

3.    Payment of Taxes and Assessments.

The Mortgagor will pay when due and before delinquent, all general and special taxes, assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever (all herein generally called “Taxes”), whether or not assessed against the Mortgagor, if applicable to the Property or any interest therein, or the Obligations, or any obligation or agreement secured hereby, subject to the Mortgagor’s right to contest the same, as provided by the terms hereof; and the Mortgagor will, upon written request, furnish to the Lender duplicate receipts therefor within ten (10) days after the Lender’s request.

4.    Loan Agreement. The parties acknowledge that the Note will be funded pursuant to the Loan Agreement, the terms of which are incorporated herein by reference. All sums advanced pursuant to the terms of the Loan Agreement shall be secured by this Mortgage with the same priority as if advanced on the date hereof. Notwithstanding anything to the contrary contained in this Mortgage or in the Note secured hereby, or in any other instrument securing the loan evidenced by the Note, Lender may, at its option, declare the entire indebtedness secured hereby, and all interest thereon and all advances made by Lender hereunder, immediately due and payable in the event of a breach by Mortgagor of any covenant contained in the Loan Agreement (subject to all applicable grace, notice and cure periods), and such breach shall constitute an Event of Default pursuant to Section 16 hereof.

5.    Reserved.

6.    Insurance.

(a)    The Mortgagor shall at all times keep all buildings, improvements, fixtures and articles of personal property now or hereafter situated on the Property insured against loss or damage by fire, in accordance with the terms, coverages and provisions set forth in the Loan Agreement, and such other insurance as the Lender may from time to time reasonably require. Unless the Mortgagor provides the Lender evidence of the insurance coverages required hereunder, the Lender may purchase insurance at the Mortgagor’s expense to cover the Lender’s interest in the Property. The insurance may, but need not, protect the Mortgagor’s interest. The coverages that the Lender purchases may not pay any claim that the Mortgagor makes or any claim that is made against the Mortgagor in connection with the Property. The Mortgagor may later cancel any insurance purchased by the Lender, but only after providing the Lender with evidence that the Mortgagor has obtained insurance as required by this Mortgage. If the Lender purchases insurance for the Property in accordance with the terms, coverages and provisions set forth in the Loan Agreement, the Mortgagor will be responsible for the costs of such insurance, including, without limitation, interest and any other charges which the Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The cost of the insurance may be more than the cost of insurance the Mortgagor may be able to obtain on its own.

(b)    The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless the

Lender is included thereon as the loss payee or an additional insured as applicable, under a standard mortgage clause acceptable to the Lender and such separate insurance is otherwise acceptable to the Lender.

(c)    In the event of any casualty of the Property, the provisions of Article 15 of the Loan Agreement shall govern. If insurance proceeds are made available to the Mortgagor by the Lender as provided, the Mortgagor shall repair, restore or rebuild the damaged or destroyed portion of the Property so that the condition and value of the Property are substantially the same as the condition and value of the Property prior to being damaged or destroyed. In the event of foreclosure of this Mortgage, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser at the foreclosure sale.

7.    Condemnation.

If all or any part of the Property are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent domain, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the remaining unpaid Obligations, are hereby assigned to the Lender, who is empowered to collect and receive the same and to give proper receipts therefor in the name of the Mortgagor and the same shall be paid forthwith to the Lender. Lender may elect to collect, retain and apply to the Obligations all proceeds of insurance or condemnation (individually and collectively referred to as “Proceeds”) after deduction of all expenses of collection and settlement, including reasonable out-of-pocket attorneys’ and adjusters’ fees and charges. Any proceeds remaining after repayment of the Obligations shall be paid by Lender to Mortgagor. Notwithstanding anything in this section to the contrary, in the event of any casualty to, or any condemnation of, all or part of the Property, Lender agrees to make available the Proceeds to restoration of the Property if (i) no Event of Default exists, (ii) all Proceeds are initially deposited with Lender, (iii) in Lender’s judgment, the amount of Proceeds available for restoration of the Property (together with any sums or other security acceptable to Lender deposited with Lender by Mortgagor for such purpose) is sufficient to pay the full and complete costs of such restoration, (iv) in Lender’s determination, the Property can be restored to economic viability in compliance with applicable laws, and (vi) in Lender’s determination, such restoration is likely to be completed not later than six (6) months prior to the maturity of the Secured Obligations.

8.    Stamp Tax.

If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over the Mortgagor and this Mortgage, any tax, State of Florida documentary stamp tax or non-recurring intangible tax, is due or becomes due in respect of the execution and delivery and/or recording of this Mortgage, the Note or any of the other Loan Documents, the Mortgagor shall pay such tax in the manner required by any such law. The Mortgagor further agrees to reimburse the Lender for any sums which the Lender may expend by reason of the imposition of any such tax. Notwithstanding the foregoing, the Mortgagor shall not be required to pay any income or franchise taxes of the Lender.

9.    Intentionally Deleted.

10.    Effect of Extensions of Time and Other Changes. If the payment of the Obligations or any part thereof are extended or varied, if any part of any security for the payment of the Obligations are released, if the rate of interest charged under the Note is changed or if the time for payment thereof is extended or varied, all persons now or at any time hereafter liable therefor, or interested in the Property or having an interest in the Mortgagor, shall be held to assent to such extension, variation, release or change and their liability and the lien and all of the provisions hereof shall continue in full force, any right of recourse against all such persons being expressly reserved by the Lender, notwithstanding such extension, variation, release or change.

11.    Effect of Changes in Laws Regarding Taxation.

If any law is enacted after the date hereof requiring (a) the deduction of any lien on the Property from the value thereof for the purpose of taxation or (b) the imposition upon the Lender of the payment of the whole or any part of the Taxes, charges or liens herein required to be paid by the Mortgagor, or (c) a change in the method of taxation of mortgages or debts secured by mortgages or the Lender’s interest in the Property, or the manner of collection of taxes, so as to affect this Mortgage or the Obligations or the holders thereof, then the Mortgagor, upon demand by the Lender, shall pay such Taxes or charges, or reimburse the Lender therefor; provided, however, that the Mortgagor shall not be deemed to be required to pay any income or franchise taxes of the Lender. Notwithstanding the foregoing, if in the opinion of counsel for the Lender it is or may be unlawful to require the Mortgagor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then the Lender may declare all of the Obligations to be immediately due and payable.

12.    Lender’s Performance of Defaulted Acts and Expenses Incurred by Lender.

If an Event of Default has occurred, the Lender may, but is not obligated to, do any or all of the following:

(a)    make any payment or perform any act herein required of the Mortgagor in any form and manner deemed expedient by the Lender;

(b)    make full or partial payments of principal or interest on prior encumbrances, if any;

(c)    purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof;

(d)    redeem from any tax sale or forfeiture affecting the Property or consent to any tax or assessment;

(e)    cure any default of the Mortgagor in any lease of the Property; or

(f)    exercise any or all remedies provided for under the Loan Agreement.

All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys’ fees, and any other monies advanced by the Lender in regard to any tax referred to in Section 8 above or to protect the Property or the lien hereof, shall be additional Obligations, and shall become immediately due and payable by the Mortgagor to the Lender, upon demand, and with interest thereon accruing at the Default Interest Rate from the date of such demand until paid. In addition to the foregoing, any costs, expenses and fees, including reasonable attorneys’ fees, incurred by the Lender in connection with:

(v)         sustaining the lien of this Mortgage or its priority;

(w)         protecting or enforcing any of the Lender’s rights hereunder;

(x)         recovering any Obligations;

(y)         any litigation or proceedings affecting the Note, this Mortgage, any of the other Loan Documents or the Property, including without limitation, appellate, bankruptcy and probate proceedings; or

(z)         preparing for the commencement, defense or participation in any threatened (in writing) litigation or proceedings affecting the Note, this Mortgage, any of the other Loan Documents or the Property shall be additional Obligations, and shall become immediately due and payable by the Mortgagor to the Lender upon demand, and with interest thereon accruing at the Default Interest Rate from the date of such demand until paid. The interest accruing under this section shall be immediately due and payable by the Mortgagor to the Lender, and shall be additional Obligations evidenced by the Note and secured by this Mortgage. The Lender’s failure to act shall not be considered as a waiver of any right accruing to the Lender on account of any Event of Default. If any amount (i) is paid out or advanced by the Lender hereunder, or (ii) is used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any lien or encumbrance upon the Property or any part thereof pursuant to any agreement executed by the Mortgagor in connection with the Loan, then the Lender shall be subrogated to any and all rights, equal or superior titles, liens and equities, owned or claimed by any owner or holder of said outstanding liens, charges and indebtedness, regardless of whether said liens, charges and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

13.    Security Agreement.

The Mortgagor and the Lender agree that this Mortgage shall constitute a Security Agreement within the meaning of the Code) with respect to (a) all sums at any time on deposit for the benefit of the Mortgagor or held by the Lender (whether deposited by or on behalf of the Mortgagor or anyone else) pursuant to any of the provisions of this Mortgage or the other Loan Documents, (b) with respect to any personal property included in the granting clauses of this Mortgage, which personal property may not be deemed to be affixed to the Property or may not constitute a “Fixture” (within the meaning of Section 679.1021 (l)(oo) of the Code and which property is hereinafter referred to as “Personal Property”), and (c) with respect to any personal property included in the granting clauses of this Mortgage constituting a “General Intangible”

within the meaning of Section 679.1021 (l)(pp) of the Code, and all replacements of, substitutions for, additions to, and the proceeds thereof, and the “Supporting Indebtedness” (as defined in the Code) (all of said Personal Property and the replacements, substitutions and additions thereto and the proceeds thereof being sometimes hereinafter collectively referred to as “Collateral”), and that a security interest in and to the Collateral is hereby granted to the Lender, and the Collateral and all of the Mortgagor’s right, title and interest therein are hereby assigned to the Lender, all to secure payment of the Obligations. All of the provisions contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property; and the following provisions of this section shall not limit the applicability of any other provision of this Mortgage but shall be in addition thereto:

(a)    The Mortgagor (being the Debtor as that term is used in the Code) is and will be the true and lawful owner of the Collateral, subject to no liens, charges or encumbrances other than the lien hereof, other liens and encumbrances benefiting the Lender and no other party, and liens and encumbrances, if any, expressly permitted by the other Loan Documents.

(b)    The Collateral is to be used by the Mortgagor solely for business purposes.

(c)    The Collateral will be kept at the Real Estate and will not be removed therefrom without the consent of the Lender (being the Secured Party as that term is used in the Code), which consent shall not be unreasonably withheld. The Collateral may be affixed to the Real Estate but will not be affixed to any other real estate.

(d)    The only persons having any interest in the Property are the Mortgagor, the Lender and holders of interests, if any, expressly permitted hereby.

(e)    No Financing Statement (other than Financing Statements showing the Lender as the sole secured party, or with respect to liens or encumbrances, if any, expressly permitted hereby) covering any of the Collateral or any proceeds thereof is on file in any public office except pursuant hereto; and the Mortgagor, at its own cost and expense, upon demand, will furnish to the Lender such further information and will execute and deliver to the Lender such financing statements and other documents in form satisfactory to the Lender and will do all such acts as the Lender may request at any time or from time to time or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Obligations, subject to no other liens or encumbrances, other than liens or encumbrances benefiting the Lender and no other party, and liens and encumbrances (if any) expressly permitted hereby; and the Mortgagor will pay the cost of filing or recording such financing statements or other documents, and this instrument, in all public offices wherever filing or recording is deemed by- the Lender to be necessary. The Mortgagor hereby irrevocably authorizes the Lender at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto, without the signature of the Mortgagor that (i) indicate the Collateral (A) is comprised of all assets of the Mortgagor or words of similar effect, regardless of whether any particular asset comprising a part of the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (B) as being of an equal or lesser scope or within greater detail as the grant of the security interest set forth herein, and (ii) contain any other information required by Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Mortgagor is an organization, the type of organization and any organizational identification number issued to the Mortgagor, and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. The Mortgagor agrees to furnish any such information to the Lender promptly upon request. The Mortgagor further ratifies and affirms its authorization for any financing statements and/or amendments thereto, executed and filed by the Lender in any jurisdiction prior to the date of this Mortgage. In addition, the Mortgagor shall make appropriate entries on its books and records disclosing the Lender’s security interests in the Collateral.

(f)    Upon an Event of Default hereunder, the Lender shall have the remedies of a secured party under the Code, including, without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose, so far as the Mortgagor can give authority therefor, with or without judicial process, may enter (if this can be done without breach of the peace) upon any place which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the Code); and the Lender shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to the Mortgagor’s right of redemption in satisfaction of the Mortgagor’s obligations, as provided in the Code. The Lender may render the Collateral unusable without removal and may dispose of the Collateral on the Property. The Lender may require the Mortgagor to assemble the Collateral and make it available to the Lender for its possession at a place to be designated by the Lender which is reasonably convenient to both parties. The Lender will give the Mortgagor at least ten (10) days’ notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is made. The requirements of reasonable notice shall be met if such notice is mailed, by certified United States mail or equivalent, postage prepaid, to the address of the Mortgagor .hereinafter set forth at least ten (10) days before the time of the sale or disposition. The Lender may buy at any public sale. The Lender may buy at private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Any such sale may be held in conjunction with any foreclosure sale of the Property. If the Lender so elects, the Property and the Collateral may be sold as one lot. The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling and the reasonable attorneys’ fees and legal expenses incurred by the Lender, shall be applied against the Obligations in such order or manner as the Lender shall select. The Lender will account to the Mortgagor for any surplus realized on such disposition.

(g)    The terms and provisions contained in this section, unless the context otherwise requires, shall have the meanings and be construed as provided in the Code.

(h)    This Mortgage is intended to be a financing statement within the purview of Section 679.5021(1) of the Code with respect to the Collateral and the goods described herein, which goods are or may become fixtures relating to the Property. The addresses of the Mortgagor (Debtor) and the Lender (Secured Party) are hereinbelow set forth. This Mortgage is to be filed for recording with the Clerk of the Circuit Court of the county or counties where the Property is located. The Mortgagor is the record owner of the Property.

(i)    To the extent permitted by applicable law, the security interest created hereby is specifically intended to cover all Leases between the Mortgagor or its agents as lessor, and various tenants named therein, as lessee, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacement of said Leases, together with all of the right, title and interest of the Mortgagor, as lessor thereunder.

(j)    The Mortgagor represents and warrants that: (i) the Mortgagor is the record owner of the fee simple interest in the Property; (ii) the Mortgagor’s state of organization is the State of Florida; (iii) the Mortgagor’s exact legal name is as set forth on Page 1 of this Mortgage; and (iv) the Mortgagor’s organizational identification number is as set forth on the signature pages to this Mortgage.

(k)    The Mortgagor hereby agrees that: (i) where Collateral is in possession of a third party, the Mortgagor will cooperate with the Lender in notifying the third party of the Lender’s interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Lender; (ii) the Mortgagor will cooperate . with the Lender in obtaining control with respect to Collateral consisting of: deposit accounts, investment property, letter of credit rights and electronic chattel paper; and (iii) until the Obligations are paid in full, Mortgagor will not change the state where it is located or change its name or form of organization without giving the Lender at least thirty (30) days prior written notice in each instance.

14.    Restrictions on Transfer.

(a)    The Mortgagor, without the prior written consent of the Lender, shall not effect, suffer or permit any Disposition (as defined in the Loan Agreement), except as expressly permitted under the Loan Agreement.

(b)    In determining whether or not to make the Loan, the Lender evaluated the background and experience of the Mortgagor and its officers in owning and operating property such as the Property, found it acceptable and relied and continues to rely upon same as the means of maintaining the value of the Property which is the Lender’s security for the Note. The Mortgagor and its officers are well experienced in borrowing money and owning and operating property such as the Property, were ably represented by a licensed attorney at law in the negotiation and documentation of the Loan and bargained at arm’s length and without duress of any kind for all of the terms and conditions of the Loan, including this provision. The Mortgagor recognizes that the Lender is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchased by a party other than the original Mortgagor. The Mortgagor further recognizes that any secondary junior financing placed upon the Property (i) may divert funds which would otherwise be used to pay the Note; (ii) could result in acceleration and foreclosure by the party placing such secondary junior encumbrance upon the Property which would force the Lender to take measures and incur expenses to protect its security; (iii) would detract from the value of the Property should the Lender come into possession thereof with the intention of selling same; and (iv) would impair the Lender’s right to accept a deed in lieu of foreclosure, as a foreclosure by the Lender would be necessary to clear the title to the Property. In accordance with the foregoing and for the purposes of (a) protecting the Lender’s security, both of repayment and of value of the Property; (b) giving the Lender the full benefit of its bargain and contract with the Mortgagor; (c) allowing the Lender to raise the interest rate and collect assumption fees; and (d) keeping the Property free of subordinate financing liens, the Mortgagor agrees that if this section is deemed a restraint on alienation, that it is a reasonable one.

15.    Intentionally Deleted.

16.    Events of Default; Acceleration.

An “Event of Default” under the Loan Agreement or any other Loan Documents shall constitute an “Event of Default” for purposes of this Mortgage. If an Event of Default occurs, Lender may, at its option, declare the whole of the Obligations to be. immediately due and payable without further notice to the Mortgagor, with interest thereon accruing from the date of such Event of Default until paid at the Default Interest Rate.

17.    Foreclosure: Expense of Litigation.

(a)    When all or any part of the Obligations shall become due, whether by acceleration or otherwise and have not been paid after the expiration of any applicable grace period, if any, contained in the Loan Documents, the Lender shall have the right to foreclose the lien hereof for such Obligations or part thereof and/or exercise any right, power or remedy provided in this Mortgage or any of the other Loan Documents in accordance with the law of the State of Florida.

(b)    In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for reasonable attorneys’ fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as the Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Property. All expenditures and expenses of the nature mentioned in this section and such other expenses and fees as may be incurred in the enforcement of the Mortgagor’s obligations hereunder, the protection of the Property and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by the Lender in any litigation or proceeding affecting this Mortgage, the Note, or the Property, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by the Mortgagor, with interest thereon until paid at the Default Interest Rate and shall be secured by this Mortgage.

18.    Application of Proceeds of Foreclosure Sale.

The proceeds of any foreclosure sale of the Property shall be distributed and applied in accordance with the statutory and case law of the State of Florida (“Florida Law”) and, unless otherwise specified therein, in such order as the Lender may determine in its sole and absolute discretion.

19.    Appointment of Receiver.

Upon or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed shall, upon petition by the Lender, appoint a receiver for the Property in accordance with the law. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of the Mortgagor at the time of application for such receiver and without regard to the value of the Property or whether the same shall be then occupied as a homestead or not and the Lender hereunder or any other holder of the Note may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of the Property (i) during the pendency of such foreclosure suit, (ii) in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, and (iii) during any further times when the Mortgagor, but for the intervention of such receiver, would be entitled to collect such rents, issues and profits. Such receiver also shall have all other powers and rights that may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during said period, including, to the extent permitted by law, the right to lease all or any portion of the Property for a term that extends beyond the time of such receiver’s possession without obtaining prior court approval of such lease. The court from time to time may authorize the application of the net income received by the receiver in payment of (a) the Obligations, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale, and (b) any deficiency upon a foreclosure sale.

20.    Lender’s Right of Possession in Case of Default.

At any time after an Event of Default has occurred, the Mortgagor shall, upon demand of the Lender, surrender to the Lender possession of the Property. The Lender, in its discretion, may, with process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts relating thereto, and may exclude the Mortgagor and its employees, agents or servants therefrom, and the Lender may then hold, operate, manage and control the Property, either personally or by its agents. The Lender shall have full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues, and profits of the Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent. Without limiting the generality of the foregoing, the Lender shall have full power to:

(a)    cancel or terminate any lease or sublease for any cause or on any ground which would entitle the Mortgagor to cancel the same;

(b)    to the extent allowed under such lease or sublease, elect to disaffirm any lease or sublease which is then subordinate to the lien hereof;

(c)    extend or modify any then existing leases and to enter into new leases, which extensions, modifications and leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the Maturity Date and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon the Mortgagor and all persons whose interests in the Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Obligations, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser;

(d)    make any repairs, renewals, replacements, alterations, additions, betterments and improvements to the Property as the Lender deems are reasonably necessary;

(e)    insure and reinsure the Property and all risks incidental to the Lender’s possession, operation and management thereof (in accordance with such terms, coverages and provisions set forth in the Loan Agreement); and

(f)    receive all of such avails, rents, issues and profits.

21.    Application of Income Received by Lender.

The Lender, in the exercise of the rights and powers conferred upon it, shall have full power to use and apply the avails, rents, issues and profits of the Property to the payment of or on account of the following, in such order as the Lender may determine:

(a)    to the payment of the operating expenses of the Property, including cost of management and leasing thereof (which shall include compensation to the Lender and its agent or agents, if management be delegated to an agent or agents, and shall also include lease commissions and other reasonable compensation, and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized;

(b)    to the payment of taxes and special assessments now due or which may hereafter become due on the Property; and

(c)    to the payment of any Obligations, including any deficiency which may result from any foreclosure sale.

22.    Compliance with Florida Mortgage Foreclosure Law.

(a)    If any provision in this Mortgage shall be inconsistent with any provision of Florida Law, the provisions of Florida Law shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with Florida Law.

(b)    If any provision of this Mortgage shall grant to the Lender (including the Lender acting as a mortgagee-in-possession) or a receiver appointed pursuant to the provisions of Section 19 of this Mortgage any powers, rights or remedies prior to, upon or following the occurrence of an Event of Default which are more limited than the powers, rights or remedies that would otherwise be vested in the Lender or in such receiver under Florida Law in the absence of said provision, the Lender and such receiver shall be vested with the powers, rights and remedies granted by Florida Law.

(c)    Without limiting the generality of the foregoing, all expenses incurred by the Lender, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in Sections 12,17 or 29 of this Mortgage, shall be added to the Obligations and/or by the judgment of foreclosure.

23.    Rights Cumulative.

Each right, power and remedy herein conferred upon the Lender is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing under any of the Loan Documents or at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Lender, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission of the Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

24.    Lender’s Right of Inspection.

The Lender and its representatives shall have the right to inspect the Property and the books and records with respect thereto at all reasonable times upon not less than twenty-four (24) hours prior notice to the Mortgagor, and access thereto, subject to the rights of Mortgagor in possession, shall be permitted for that purpose.

25.    Release upon Payment and Discharge of Mortgagor’s Obligations.

The Lender shall release this Mortgage and the lien hereof by proper instrument upon payment and discharge of all Obligations, including payment of all reasonable expenses incurred by the Lender in connection with the execution of such release.

26.    Notices.

Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in accordance with the notice provisions in the Loan Agreement.

27.    Waiver of Rights.

The Mortgagor hereby covenants and agrees that it will not at any time insist upon or plead, or in any manner claim or take any advantage of, any stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter in force providing for the valuation or appraisement of the Property, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or to decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any rights under any statute now or hereafter in force to redeem the property so sold, or any part thereof, or relating to the marshaling thereof, upon foreclosure sale or other enforcement hereof; and without limiting the foregoing:

(a)    The Mortgagor hereby expressly waives any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Mortgage, on its own behalf and on behalf of each and every person, it being the intent hereof that any and all such rights of reinstatement and redemption of the Mortgagor and of all other persons are and shall be deemed to be hereby waived to the full extent permitted by the provisions of applicable law;

(b)    The Mortgagor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power remedy herein or otherwise granted or delegated to the Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(c)    If the Mortgagor is a trustee, the Mortgagor represents that the provisions of this section (including the waiver of reinstatement and redemption rights) were made at the express direction of the Mortgagor’s beneficiaries and the persons having the power of direction over the Mortgagor, and are made on behalf of the trust estate of the Mortgagor and all beneficiaries of the Mortgagor, as well as all other persons mentioned above.

28.    Contests.

Notwithstanding anything to the contrary herein contained, the Mortgagor shall have the right to contest by appropriate legal proceedings diligently prosecuted any construction, mechanics’, materialmen’s or other liens or claims for lien upon the Property as provided in the Loan Agreement.

29.    Expenses Relating to Note and Mortgage.

(a)    The Mortgagor will pay all expenses, charges, costs and fees relating to the Loan or necessitated by the terms of the Note, this Mortgage or any of the other Loan

Documents, including without limitation, the Lender’s reasonable attorneys’ fees in connection with the negotiation, documentation, administration, servicing and enforcement of the Note, this Mortgage and the other Loan Documents, all filing, registration and recording fees, all other expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes, documentary stamp taxes, intangible taxes, and other taxes (provided the Mortgagor shall not be required to pay any income or franchise taxes of the Lender), duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note and this Mortgage. The Mortgagor recognizes that, during the term of this Mortgage, the Lender:

i.         May be involved in court or administrative proceedings, including, without restricting the foregoing, foreclosure, appellate, probate, bankruptcy, creditors’ arrangements, insolvency, housing authority and pollution control proceedings of any kind, to which the Lender shall be a party by reason of the Loan Documents or in which the Loan Documents or the Property are involved directly or indirectly;

ii.         May make preparations following the occurrence of an Event of Default hereunder for the commencement of any suit for the foreclosure hereof, which may or may not be actually commenced;

iii.         May make preparations following the occurrence of an Event of Default hereunder for, and do work in connection with, the Lender’s taking possession of and managing the Property, which event may or may not actually occur;

iv.         May make preparations for and commence other private or public actions to remedy an Event of Default hereunder, which other actions may or may not be actually commenced;

v.         May enter into negotiations with the Mortgagor or any of its agents, employees or attorneys in connection with the existence or curing of any Event of Default hereunder, the sale of the Property, the assumption of liability for any of the Obligations or the transfer of the Property in lieu of foreclosure; or

vi.         May enter into negotiations with the Mortgagor or any of its agents, employees or attorneys pertaining to the Lender’s approval of actions taken or proposed to be taken by the Mortgagor which approval is required by the terms of this Mortgage.

(b)    All expenses, charges, costs and fees described in this section shall be so much additional Obligations, shall bear interest from the date so incurred until paid at the Default Interest Rate and shall be paid, together with said interest, by the Mortgagor forthwith upon demand.

30.    Financial Statements.

The Mortgagor represents and warrants that the financial statements for the Mortgagor and the Property previously submitted to the Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities of the Mortgagor or relating to the Property and do not contain any untrue statement of a material fact or omit to state a fact material to such financial statements. No Material Adverse Change (as defined in the Loan Agreement) has occurred in the financial condition of the Mortgagor or the Property from the dates of said financial statements until me date hereof.

31.    Statement of Obligations.

The Mortgagor, within seven (7) days after being so requested by the Lender, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and the date to which interest has been paid and stating either that no offsets or defenses exist against such debt or, if such offsets or defenses are alleged to exist, the nature thereof.

32.    Further Instruments.

Upon request of the Lender, the Mortgagor shall execute, acknowledge and deliver all such additional instruments and further assurances of title and shall do or cause to be done all such further acts and things as may reasonably be necessary fully to effectuate the intent of this Mortgage and of the other Loan Documents.

33.    Additional Obligations Secured.

All persons and entities with any interest in the Property or about to acquire any such interest should be aware that this Mortgage secures more than the stated principal amount of the Note and interest thereon; this Mortgage secures any and all other amounts which may become due under the Note, any of the other Loan Documents or any other document or instrument evidencing, securing or otherwise affecting the Obligations, including, without limitation, any and all amounts expended by the Lender to operate, manage or maintain the Property or to otherwise protect the Property or the lien of this Mortgage.

34.    Indemnity.

The Mortgagor hereby covenants and agrees that no liability shall be asserted or enforced against the Lender in the exercise of the rights and powers granted to the Lender in this Mortgage, and the Mortgagor hereby expressly waives and releases any such liability, except to the extent resulting from the gross negligence or willful misconduct of the Lender or first arising after extinguishment of this Mortgage by foreclosure or action in lieu thereof (but only to the extent such losses, costs, liabilities or expenses were not caused by any act or omission of Mortgagor, Guarantor or any affiliate thereof). The Mortgagor shall indemnify, defend and save the Lender harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses, including reasonable attorneys’ fees and court costs (collectively, “Claims”), of whatever kind or nature which may be imposed on, incurred by or asserted against the Lender (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) at any time by any third party which relate to or arise from: (a) any suit or proceeding (including appellate, probate and bankruptcy proceedings), or the threat thereof, in or to which the Lender may or does become a party, either as plaintiff or as a defendant, by reason of this Mortgage or for the purpose of protecting the lien of this Mortgage; (b) the offer for sale or sale of all or any portion of the Property; and (c) the ownership, leasing, use, operation or maintenance of the Property, if such Claims relate to or arise from actions taken prior to the surrender of possession of the Property to the Lender in accordance with the terms of this Mortgage; provided, however, that the Mortgagor shall not be obligated to indemnify or hold the Lender harmless from and against any Claims directly arising from the gross negligence or willful misconduct of the Lender. All costs provided for herein and paid for by the Lender shall be so much additional Obligations and shall become immediately due and payable upon demand by the Lender and with interest thereon from the date incurred by the Lender until paid at the Default Interest Rate.

35.    Intentionally Deleted.

36.    Compliance with Environmental Laws.

Concurrently herewith the Mortgagor has executed and delivered to the Lender the Loan Agreement dated as of the date hereof pursuant to which the Mortgagor has indemnified the Lender for environmental matters concerning the Property, as more particularly described therein. The provisions of the Loan Agreement are hereby incorporated herein and this Mortgage shall secure the obligations of the Mortgagor thereunder.

STATE SPECIFIC PROVISIONS FLORIDA

37.    Inconsistencies. In the event of any inconsistencies between the terms and conditions of the foregoing provisions of this Mortgage and the following State-Specific Provisions (Sections 38-42), these State-Specific Provisions shall control and be binding.

38.    Lease Assignment. Subject to the provisions of Section 697.07, Florida Statutes (as the same may be modified from time to time), Mortgagor hereby absolutely, presently and unconditionally conveys, transfers and assigns to Lender all of Mortgagor’s right, title and interest, now existing or hereafter arising, in and to the Leases and all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Property, Improvements, or all or any other portion of the Property including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance, deficiency rents and all awards and payments of any kind derived from or relating to any Lease including, but without limitation: (i) claims for the recovery of damages to the Property by proceeds of any policy of insurance or otherwise, or for the abatement of any nuisance existing thereon; (ii) claims for damages resulting from acts of insolvency or bankruptcy or otherwise; (iii)lump sum payments for the cancellation or termination of any Lease, the waiver of any term thereof, or the exercise of any right of first refusal or option to purchase; and (iv) the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded (the “Rents”). Notwithstanding that this assignment is effective immediately, so long as no Event of Default exists, Mortgagor shall have the privilege under a revocable license granted hereby to operate and manage the Property and to collect, as they become due, but not prior to accrual, the Rents. Mortgagor shall receive and hold such Rents in trust as a fund to be applied, and Mortgagor hereby covenants and agrees that such Rents shall be so applied, first to the operation, maintenance and repair of the Property and the payment of interest, principal and other sums becoming due under the Obligations, before retaining and/or disbursing any part of the Rents for any other purpose. The license herein granted to Mortgagor shall automatically, without notice or any other action by Lender, terminate upon the occurrence of an Event of Default, and all Rents subsequently collected or received by Mortgagor shall be held in trust by Mortgagor for the sole and exclusive benefit of Lender. Nothing contained in this Section, and no collection by Lender of Rents, shall be construed as imposing on Lender any of the obligations of the lessor under the Leases. Mortgagor acknowledges and agrees that Lender shall be entitled to all rights and remedies provided in Section 697.07, Florida Statutes (as the same may be modified from time to time), in addition to any and all other rights and remedies available to Lender, upon the occurrence of an Event of Default hereunder.

39.    Lender’s Remedies. The following rights and remedies of the Lender shall apply:

(a)    Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Property, including, without limitation, the following actions:

i.         declare the entire Obligations to be immediately due and payable;

ii.         institute an action to foreclose this Mortgage as to the total amount declared due and payable by Lender, together with all of the costs, expenses and disbursements of Lender, including, without limitation, a reasonable fee for Lender’s attorneys at all trial and appellate levels, as hereinafter set forth. The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same. Lender shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid at the foreclosure sale upon the amount of the Obligations (in the order of priority set forth below) in lieu of cash payment. In case of a foreclosure and sale of the Property and of the application of the proceeds of said sale to the Obligations hereby secured, the Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Obligations from any and all security for said amounts and from any and all persons or entities (including the Mortgagor) under any agreement, guaranty or collateral undertaking to pay any portion of said amount. The proceeds of any foreclosure sale of the Property, as well as any and all leases and rents realized therefrom, shall be distributed and applied in the following order of priority to the extent of the funds available therefrom:

A.         First, to the payment of all costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation, reasonable attorneys1, accountants’ receivers’ and brokers’ fees, all taxes, insurance premiums and other charges and all liens, security interests and other rights and interests equal or superior to the lien and security interest of this Mortgage;

B.         Second, to accrued but unpaid interest on the Note;

C.         Third, to the payment of the outstanding principal balance of the Note, in the direct order of maturity and to the payment of any other sums owed to Lender; and

D.         Fourth, to the Mortgagor.

Upon any such foreclosure sale pursuant to judicial proceedings, the Lender may bid for and purchase the Property and, upon compliance with the terms of said sale, may hold, retain and possess and dispose of the Property in its own absolute right without further accountability to the Mortgagor.

In any civil action to foreclose the lien hereof, there shall be allowed and included as part of the Obligations in the order of judgment for foreclosure and sale all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for (without limitation) reasonable attorneys’ fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examinations, title insurance policies and similar data and insurance with respect to the title as the Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property.

iii.         with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Obligations then due and payable, subject to the continuing lien of this Mortgage for the balance of the Obligations not then due;

iv.         institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or the Loan Documents;

v.         recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

vi.         apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Obligations or the solvency of Mortgagor, any Guarantor or of any person, firm or other entity liable for the payment of the Obligations;

vii.         enforce Lender’s interest in the leases and rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property to the extent required by applicable Governmental Authority (as defined in the Loan Agreement); (D) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Property and every part thereof in accordance with the terms of such Leases; and (E) apply the receipts from the Property to the payment of the Obligations, after deducting therefrom all expenses (including reasonable attorney fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance premiums and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

viii.         pursue such other rights and remedies as may then be available at law and in equity. To the extent permitted presently or in the future by laws of the state in which the Property and Improvements are located, Lender may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Property under a power of sale which power is hereby granted to Lender.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Mortgage shall continue as a lien on the remaining portion of the Property.

(b)    No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Lender upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

(c)    In the event the Note is placed in the hands of an attorney for collection (whether suit be brought or not), or in case Lender shall become a party, either as plaintiff or as defendant, in any suit or legal proceeding in relation to the Property or the liens created in this Mortgage or the other Loan Documents, or for the recovery or protection of the Obligations, Mortgagor and any successor in title to the Property shall repay on demand all costs and expenses incurred by Lender arising therefrom, including reasonable attorneys’ and paralegals’ fees (whether incurred on the trial or at any appellate level), with interest on such costs and expenses at the Default Interest Rate until paid, together with all costs and expenses, including attorneys’ and paralegals’ fees, incurred by Lender in connection with any bankruptcy proceeding involving any person liable under or on account of the Note, or any person who might now have or hereafter acquire a record interest or other interest in the Property, whether or not there exists any default hereunder, including, by way of example but not by way of limitation, all costs and expenses, including reasonable attorneys’ and paralegals’ fees, incurred in connection with motions for relief from the automatic stay and adequate protection, proofs of claim and objections thereto, motions to dismiss or convert bankruptcy cases, approval of disclosure statements and any objections thereto, confirmation of plans of reorganization and any objections thereto, litigation involving preference and other avoidance powers, motions to value collateral, objections to the sale or use of collateral, and any and all other matters pertaining to any bankruptcy cases affecting the Property, the Note, this Mortgage or any other Loan Documents, or the enforcement of any of the same, together with interest on such costs and expenses at the Default Interest Rate until paid.

(d)    Lender may release, regardless of consideration and without the necessity for any notice to or a consent by any person or entity, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by this Mortgage or the other Loan Documents or their stature as a first and prior liens and security interests in and to the Property. For payment of the Obligations, Lender may resort to any security in such order and manner as Lender may elect.

(e)    Lender shall have all rights, remedies and recourses granted in this Mortgage and the other Loan Documents or available at law or equity (including the Uniform Commercial Code), which rights: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against any Mortgagor or others obligated under the Note, this Mortgage and the other Loan Documents, or against the Property, or against any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefore shall arise and exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. No enforcement of any rights, remedies or recourse under the Note, this Mortgage and the other Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default. The remedies provided for in this Mortgage may be exercised in any order.

40.    Attorneys’ Fees. Whenever attorneys’ fees are provided to be paid, the term shall include any and all reasonable attorneys’ fees, attorney’s accountant fees, paralegal and law clerk (and similar person’s) fees, including but not limited to, fees at the pretrial, trial and appellate levels, and in collection proceedings (including proceeding to enforce any judgments), incurred or paid by Lender in protecting its interest in the collateral and enforcing its rights hereunder.

41.    Future Advances. This Mortgage secures such future or additional advances as may be made by Lender or the holder hereof, at its exclusive option, to Mortgagor or its successors or assigns in title, for any purpose, provided that all such advances are made within twenty (20) years from the date of this Mortgage or within such lesser period of time as may be provided by law as a prerequisite for the sufficiency of actual notice or record notice of such optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration to the same extent as if such future or additional advances were made on the date of the execution of this Mortgage. The total amount of indebtedness secured by this Mortgage may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed twice the face amount of the Note, plus interest thereon and any disbursements made under this Mortgage for the payment of impositions, taxes, assessments, levies, insurance, or otherwise with interest on such disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest, if any. All such future advances shall be secured to the same extent as if made on the date of the execution of this Mortgage and this Mortgage shall secure the payment of the Note and any additional advances made from time to time pursuant thereto, all of said indebtedness being equally secured hereby and having the same priority as any amounts advanced as of the date of this Mortgage. It is agreed that any additional sum or sums advanced by Lender shall be equally secured with and have the same priority as the original indebtedness and shall be subject to all of the terms, provisions and conditions of this Mortgage, whether or not such additional loans or advances are evidenced by other notes or other guaranties of Mortgagor and whether or not identified by a recital that it or they are secured by this Mortgage. It is further agreed that any additional note or guaranty or notes or guaranties executed and delivered pursuant to this paragraph shall automatically be deemed to be included in the term “Note” wherever it appears in the context of this Mortgage. Without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, Mortgagor shall not file for record any notice limiting the maximum principal amount that may be secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.

42.    Recording of Security Instrument Etc. Except where otherwise prohibited by law, Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyance of this Mortgage and the Note, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property, any instrument of further assurance and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the same (including, but not limited to, State of Florida documentary stamp and non-recurring intangible tax). MORTGAGOR SHALL HOLD HARMLESS, DEFEND AND INDEMNIFY LENDER, ITS SUCCESSORS AND ASSIGNS, AGAINST ANY LIABILITY INCURRED BY REASON OF THE IMPOSITION OF ANY TAX ON THE MAKING AND RECORDING OF THIS MORTGAGE.

43.    INTEREST ON JUDGMENTS. Any foreclosure or other judgment entered in favor of Lender on account of this Mortgage and/or the other Loan Documents shall accrue interest at the Default Interest Rate from the date the judgment is entered until all amounts specified in the judgment are paid in full.

44.    LIENS FOR LESSEE IMPROVEMENTS. Mortgagor shall take such actions pursuant to Section 713.10, Florida Statutes, as may be necessary to ensure that Mortgagor’s interest in the Property will not be subjected to liens or improvements made by any lessee of space upon the Property.

45.    INDEMNITY FOR ERRORS. Mortgagor hereby indemnifies, defends and holds Lender and Lender’s attorneys and law firms harmless, from any and all loss, cost, expense, damage or claim, whether or not valid, including attorneys’ fees and disbursements, arising under or in any way connected with Section 697.10, Florida Statutes or any similar law. Mortgagor hereby verifies and confirms all factual information in this Mortgage, including the accuracy and correctness of the legal description set forth herein. In the event any factual errors are found in this Mortgage or in the legal description, Mortgagor shall, at its own cost and expense, promptly correct or cause to be corrected subsequent to the date hereof any and all such errors with no further liability incurred by counsel for either Mortgagor or Lender. Mortgagor shall promptly pay or cause to be paid all damages, claims or any other costs whatsoever arising out of any impairment of title due to or caused by any inaccuracy or incorrectness of the legal description set forth herein. Notwithstanding the foregoing, all rights are preserved against Lender’s title insurer, the surveyor, the engineer, if any, and the appraiser, if any, and after payment is made by Mortgagor, Mortgagor shall be subrogated to such rights.

46.    Miscellaneous.

(a)    Successors and Assigns. This Mortgage and all provisions hereof shall be binding upon and enforceable against the Mortgagor and its assigns and other successors. This Mortgage and all provisions hereof shall inure to the benefit of the Lender, its successors and assigns and any holder or holders, from time to time, of the Note.

(b)    Municipal Requirements. Mortgagor agrees to observe, conform and comply, and to cause its tenants to observe, conform and comply with all federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, Environmental Laws and the Americans with Disabilities Act of 1990 (collectively, the “Legal Requirements”), now or hereafter affecting all or any part of the Property, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. Mortgagor represents and warrants that the Property currently is in compliance with all Legal Requirements applicable to the Property.

(c)    Rights of Tenants. The Lender shall have the right and option to commence a civil action to foreclose this Mortgage and to obtain a decree of foreclosure and sale subject to the rights of any tenant or tenants of the Property having an interest in the Property prior to that of the Lender. The failure to join any such tenant or tenants of the Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by the Mortgagor as a defense in any civil action instituted to collect the Obligations, or any” part thereof or any deficiency remaining unpaid after foreclosure and sale of the Property, any statute or rule of law at any time existing to the contrary notwithstanding.

(d)    Option of Lender to Subordinate. At the option of the Lender, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation or eminent domain award) to any and all leases of all or any part of the Property upon the execution by the Lender of a unilateral declaration to that effect and the recording thereof in the Office of the Clerk of the Circuit Court in and for the county wherein the Property are situated.

(e)    Mortgagee-in-Possession. Nothing herein contained shall be construed as constituting the Lender a mortgagee-in-possession in the absence of the actual taking of possession of the Property by the Lender pursuant to this Mortgage.

(f)    Relationship of Lender and Mortgagor. The Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of the Mortgagor or of any lessee, operator, concessionaire or licensee of the Mortgagor in the conduct of their respective businesses, and, without limiting the foregoing, the Lender shall not be deemed to be such partner, joint venturer, agent or associate on account of the Lender becoming a mortgagee-in-possession or exercising any rights pursuant to this Mortgage, any of the other Loan Documents, or otherwise. The relationship of the Mortgagor and the Lender hereunder is solely that of debtor/creditor.

(g)    Time of the Essence. Time is of the essence of the payment by the Mortgagor of all amounts due and owing to the Lender under the Note and the other Loan Documents and the performance and observance by the Mortgagor of all terms, conditions, obligations and agreements contained in this Mortgage and the other Loan Documents.

(h)    No Merger. The parties hereto intend that the Mortgage and the lien hereof shall not merge in fee simple title to the Property, and if the Lender acquires any additional or other interest in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by the Lender as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title and this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

(i)    Invalidity of Provisions: Governing Law. In the event that any provision of this Mortgage is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Mortgagor and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Mortgage and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect. IRRESPECTIVE OF THE PLACE OF EXECUTION AND/OR DELIVERY, THIS MORTGAGE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF TEXAS AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), PROVIDED HOWEVER,

THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

(j)    CONSENT TO JURISDICTION. EXCEPT FOR THOSE ACTIONS OR PROCEEDINGS RELATED TO THE FORECLOSURE OF THIS MORTGAGE, IN WHICH EVENT VENUE AND JURISDICTION SHALL BE PROPER IN THE COURTS OF THE COUNTY IN WHICH THE REAL ESTATE IS LOCATED, TO INDUCE THE LENDER TO ACCEPT THE NOTE, THE MORTGAGOR IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THE NOTE AND THIS MORTGAGE WILL BE LITIGATED IN COURTS HAVING SITUS IN DALLAS COUNTY, TEXAS. THE MORTGAGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN SUCH COUNTY. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE, TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AS REQUIRED IN ACCORDANCE WITH THIS SECTION.

(k)    WAIVER OF JURY TRIAL. THE MORTGAGOR AND THE LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MORTGAGE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS MORTGAGE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE MORTGAGOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST THE LENDER OR ANY OTHER PERSON INDEMNIFIED UNDER THIS MORTGAGE ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES. THE FOREGOING IS A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN.

(l)    Complete Agreement. This Mortgage, the Note and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and the Loan Documents may not be modified, altered or amended except by an agreement in writing signed by both the Mortgagor and the Lender.

(m)    Joint and Several Liability. If Mortgagor consists of more than one person or entity, the word “Mortgagor” shall mean each of them and their liability shall be joint and several.

(n)    THIS MORTGAGE SECURES A CONSTRUCTION LOAN AND DISBURSEMENTS OF THE LOAN SECURED HEREBY SHALL BE MADE PURSUANT TO A CONSTRUCTION LOAN AGREEMENT OF EVEN DATE HEREWITH.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the Mortgagor has executed and delivered this Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing the day and year first above written.

MORTGAGOR:

INNOVATIVE FOOD HOLDINGS, INC.,

a Florida corporation

By:

Samuel Klepfish, Chief Executive Officer

Address:         28411 Race Track Road

Bonita Springs, FL 34135

Attention: Samuel Klepfish

Organizational identification number: PO4000017728

STATE OF ________          §
                                             §
COUNTY OF ________     §

The foregoing instrument was acknowledged before me this __ day of ______________, 2022, by Samuel Klepfish, the Chief Executive Officer of INNOVATIVE FOOD HOLDINGS, INC., a Florida corporation, on behalf of such entity.

(SEAL)                                                                                                                 Notary Public

My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION OP REAL ESTATE

Lot 3, GREYHOUND COMMERCE PARK, a subdivision according to the map or plat thereof, as recorded in Plat Book 66, Pages 21 & 22, of the Public Records of Lee County, Florida.

ii

EXHIBITS

PERMITTED EXCEPTIONS

As described on that certain title commitment issued by Chicago Title Insurance Company on or about 4/27/2022, as amended.

iii